UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 10, 2000
(FEBRUARY 23, 2000)









                          HIV-VAC, INC.
     (Exact name of registrant as specified in its charter)







Nevada                000- 30603                  86-0861757
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

1850 E. Flamingo Rd #111, Las Vegas, Nevada            89119
(Address of principal executive offices)

Registrant's telephone number, including area code (702) 866-5830
ITEM 1. CHANGES IN CONTROL OF REGISTRANT

 On February 25, 2000 all of the stockholders of LIFEPLAN sold their position to Anthony N. DeMint for $50,000 in cash consideration and Patricia Nagle resigned as President, Secretary, Treasurer and Sole Director and Anthony N. DeMint became Sole Director, President, Secretary, Treasurer and the only stockholder of record.

 Pursuant to an Acquisition Agreement and Plan of Merger (the
"Merger Agreement") dated as of March 8, 2000 between HIC-VAC, Inc, ("HIVC"), a Nevada corporation, and LIFEPLAN. ("LIFEPLAN"), a Nevada corporation, all the outstanding shares of common stock of LIFEPLAN were exchanged for 100,000 shares of 144 restricted common stock of HIVC in a transaction in which HIVC was the successor corporation.

 A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Form 8-K and are incorporated in their entirety herein.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

 The consideration exchanged pursuant to the Merger Agreement was negotiated between HIVC and LIFEPLAN

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS

Not applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

 Patricia Nagle resigned as President, Secretary, Treasurer and
Sole Director and Anthony N. DeMint became Sole Director,
President, Secretary and Treasurer.

 Pursuant to the merger the Officers and Directors of HIVC, the successor corporation, will remain the same.

The following table sets forth the officers and directors of the Company, pursuant to the merger:

Name/Address              Title
Dr. Gordon R. B. Skinner  President/Director
Harborough Banks
Old Warwick Road
Lapworth, Solihull
United Kingdom
Kevin W. Murray           Vice-
12 Harben Court           President/Secretary/TreasurerDirector
Collingwood
Ontario, Canada
John Palethorpe           Vice-President
Azzie Taylor Morton       Director
10910 Medfield Court
Austin, TX

ITEM 7. FINANCIAL STATEMENTS

Financial statements for HIV-VAC, Inc.


                          HIV-VAC, INC.

                      FINANCIAL STATEMENTS

                AND INDEPENDENT AUDITORS' REPORT

         FOR THE YEARS ENDED SEPTEMBER 30, 1998 AND 1999

                        TABLE OF CONTENTS



                                                         Page

Independent Auditors' Report                                1

Financial Statements

 Balance Sheets as of September 30, 1998
and 1999 and unaudited

 As of March 31, 2000                                       2

 Statements of Operations for the years
ended September 30, 1998 and

 1999 and the six months ended March 31,                    3
2000

 Statements of Shareholders' Equity for
the years ended September 30,

 1998 and 1999 and for the six months                       4
ended March 31, 2000

 Statements of Cash Flows for the years
ended September 30,

 1998 and 1999 and for the six months                       5
ended March 31, 2000

 Notes to Financial Statements.                       .6 - 13


                  INDEPENDENT AUDITORS' REPORT

To the Board of Directors

HIV-VAC, Inc.

Ontario, Canada

We have audited the accompanying balance sheets of HIV-VAC, Inc. for the years ended December 31, 1998 and 1999 and the related statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HIV-VAC, Inc. for the years ended September 30, 1998 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred significant losses and has negative net working capital and cash flows from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

DiRocco and Dombrow, P.A.

April 28, 2000
                          HIV-VAC, INC
                         BALANCE SHEETS


                             ASSETS

                                       Septem       Septe        March
                                         ber        mber        31, 2000
                                         30,         30,
                                        1998        1999
                                                              (unaudited)


Current Assets
 Cash                                $ 23,830    $ 10,898    $   108,291


 Note receivable                                        -          10,553
 Total Current Assets                   23,830     10,898         118,884


Furniture and Equipment                      -          -          28,269

Other Assets
 Patent rights                               -    185,000         185,000


 Total Assets                        $ 23,830   $ 195,898     $   332,113

              LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
 Notes payable                       $       -   $  15,000    $   140,000


 Accrued liabilities                     6,870     150,416        242,343


 Total Current Liabilities               6,870     165,416        382,343

Shareholders' Equity
 Preferred stock, $0.01 par value;
1,000,000 shares authorized;
 10,000 shares issued and                    -        100             100
outstanding
 Common stock, $0.001 par value;
50,000,000 shares authorized;
 35,209,672 shares issued and              898     35,110          35,210
outstanding,

 Additional paid-in capital            692,177    326,791         376,691

 Accumulated deficit                  (676,115)  (191,519)      ( 462,231)


                                        16,960    170,482         (50,230)


 Less: subscription receivable               -    (140,000)            -

 Total Shareholders' Equity             16,960      30,482        (50,230)


 Total Liabilities and               $  23,830    $ 195,898    $   332,113
Shareholders' Equity

  The accompanying notes are an integral part of the financial statements.
                               -2-

                          HIV-VAC, INC.
                    STATEMENTS OF OPERATIONS

                                September    September        Six
                                  30,            30,         months
                                 1998           1999          ended
                                                              March
                                                               31,
                                                              2000
                                                            (unaudited)


Revenues, net                   $      -     $       -        $        -

Cost of Sales                          -             -                 -

 Gross Profit                     ( -  )            -                 -

Expenses
Selling, general and                   -        191,519        270,148
administrative

 Depreciation                          -              -          1,316
 Total Expenses                        -        191,519        271,464

 Operating Loss                   ( -  )     ( 191,519)       (271,464)


Other Income (Expenses)
 Interest income                       -              -            752
 Total Other Income                    -              -            752
(Expense)

 Loss From Continuing         $   ( -  )    $ ( 191,519)   $  (270,712)
Operations

Discontinued operations
 Loss from discontinued
operations,
 Persona Records, Inc.           (432,181)           -              -


 Net Loss                     $   (432,181) $ ( 191,519)   $ (270,712)


Net Loss Per Common Share     $   ( 0.08)   $    ( 0.01)   $   ( 0.01)



  The accompanying notes are an integral part of the financial statements.
                               -3-

                          HIV-VAC, INC.
               STATEMENTS OF SHAREHOLDERS' EQUITY

                         Preferr   Prefe    Common     Common
                         ed        rred      Stock      Stock
                         stock     Stock    $0.001     $0.001
                         $0.01     $0.01      Par        Par
                         Par       Par       Value      Value
                         Value     Value    Shares     Amount
                         Share     Amount

Balance at October 1,        -        -    3,895,126   $  390
1997

Issuance of common
stock
 in Persona Records,         -        -    5,080,000      508
Inc at $0 .0001
 par value

Additional investment        -        -          -         -
by stock-
 holders

Net loss for the year
ended
 September 30, 1998          -        -          -         -
Balance at September         -        -    8,975,126      898
30, 1998
Reverse split of one
for fifty shares
 basis (1:50) and            -        -   (8,795,454)    (719)
change in par value
 from $0.005 to $0.001

Cancellation of Persona
Records
 Common stock-return of      -        -   (101,600)      (101)
assets
 and liabilities to a
stockholder

Issuance of common
stock
 for license agreement       -        -    5,750,000     5,750
at $0.001
 par value

Issuance of preferred
stock
 for license agreement    10,000      100         -         -

Issuance of common
stock under
 the securities Act of
1933, as
 Amended under Reg. D,         -        -   20,000,000   20,000
Rule 504
 at $0.001 par value

Issuance of common
stock under
 subscription agreement        -        -   9,241,600     9,242
at $0.001
 par value

Issuance of common
stock
 for cash at $0.001 par        -        -     40,000        40
value

Net loss for the year
ended
  September 30, 1999             -       -          -         -
 Balance at September       10,000     100   35,109,672   35,110
 30, 1999

 Issuance of common
 stock to the
  stockholders of                -       -    100,000       100
 LifePlan at
  $0.001 par value
 (unaudited)

 Net loss for the six
 months ended
  March 31, 2000                 -       -          -         -
 (unaudited)

 Balance at March 31,       10,000     100  35,209,672   $ 35,210
 2000 (unaudited)

                  The accompanying notes are an
                 integral part of the financial
                           statements.
                               -4-
                          HIV-VAC, INC.
                   STATEMENTS OF SHAREHOLDERS'
                       EQUITY (continued)

                            Addit    Accumu      Total
                            ional     lated     Shareho
                            Paid-    Deficit      lders'
                             In                  Equity
                          Capital               (Deficit)

 Balance at October 1,
 1997                   $ 350,069  $(243,934)   $ 106,525

 Issuance of common
 stock
  in Persona Records,           -          -         508
 Inc at $0 .0001
  par value

 Additional investment
 by stock-                342,108          -      342,108
  holders

 Net loss for the year
 ended
  September 30, 1998            -   (432,181)   (432,181)
 Balance at September
 30, 1998                 692,177   (676,115)     16,960

 Reverse split of one
 for fifty shares
  basis (1:50) and            719          -           -
 change in par value
  from $0.005 to $0.001

 Cancellation of Persona
 Records
  Common stock-return of
 assets                   (676,014)   676,115          -
  and liabilities to a
 stockholder

 Issuance of common
 stock
  for license agreement   94,150            -      99,900
 at $0.001
  par value

 Issuance of preferred
 stock
  for license agreement         -          -         100

 Issuance of common
 stock under
  the securities Act of
 1933, as
  Amended under Reg. D,
 Rule 504                  80,000          -      100,000
  at $0.001 par value

 Issuance of common
 stock under
  subscription agreement                   -
 at $0.001                130,758          -       140,000
  par value

 Issuance of common
 stock
  for cash at $0.001 par    5,001          -       5,041
 value

 Net loss for the year
 ended
  September 30, 1999            -   (191,519)  (191,519)

 Balance at September
 30, 1999                 326,791   (191,519)    170,482

 Issuance of common
 stock to the
  stockholders of                          -      50,000
 LifePlan at               49,900          -      50,000
  $0.001 par value
 (unaudited)

 Net loss for the six
 months ended
  March 31, 2000                -
 (unaudited)                    -   (270,712)   (270,712)

 Balance at March 31,
 2000 (unaudited)         $376,691  $(462,231)  $(50,230)


                     The accompanying notes
                     are an integral part of
                    the financial statements.
                               -4-

                          HIV-VAC, INC.
                     CONSOLIDATED STATEMENTS
                          OF CASH FLOWS

                                      September     September     Six
                                           30,        30,        months
                                         1998         1999        ended
                                                                  March
                                                                   31,
                                                                  2,000
                                                              (unaudited)

 Cash flows from operating
 activities ;
  Net loss                           $(  432,181)  $(191,519)  $(270,712)
  Adjustments to reconcile net
 loss to net
  cash used in operating
 activities:
  Depreciation expense
  Expensing of organizational                  -            -        1,316
 costs resulting
  the issuance of common stock                 -            -     (50,000)

  Increase in notes receivable            20,000            -      10,553

  Increase in notes payable           (   26,605 )

  Increase in accrued expenses                 -      143,546     91,927

  Net cash used by operating          (  438,786 )  ( 47,973)    (188,022)        )

  Activities

  Cash flow from from investing
 activities:
  Purchase of patent rights                    -    (  85,000)           -

  Purchase of fixed assets                     -            -     (29,585)

  Net cash used for investing                  -    (  85,000)    (29,585)

  Activities


 Cash flows from financing
 activities:
  Proceeds from issuance of common           508      105,041            -
 stock
  Proceeds from notes payable                  -       15,000     125,000

  Proceeds from subcription                    -            -     140,000
 receivable

  Proceeds from additional paid -        342,108            -            -
 in - capital
  Net cash provided by                   342,616      120,041     315,000
  Financing activities
  Net increase/(decrease) in cash     (  96,170)    ( 12,932)     97,393


 Cash at beginning of period         $   120,000   $   23,830    $10,898

 Cash at end of period               $    23,830   $   10,898    $108,291


 Supplemental disclosure of cash
 flow
  Information:
  Cash paid during the period for:
  Interest                           $         -   $        -    $       -
  Income taxes                       $         -   $        -    $       -

  Non-cash transaction:
  Issuance of common stock to        $         -   $        -    $ 50,000
 stockholders of LifePlan

                     The accompanying notes
                     are an integral part of
                        the consolidated
                      financial statement.

                          HIV-VAC, INC.

                          HIV-VAC, INC.

                     NOTES TO THE FINANCIAL
                           STATEMENTS
 NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 Organization and Operations: HIV-VAC, Inc. (the Company), formerly known as Personna Records, Inc. and Nouveau Corporation, was incorporated on August 6, 1987 in the State of Colorado. Personna Records, Inc., was engaged in the production and distribution of musical records. Nouveau Corporation was a development stage company from August 6, 1987 to September 30, 1990. During the fiscal year ended September 30, 1991, Nouveau Corporation became inactive.
 The Company currently is engaged in the research and development of a vaccine to combat the HIV virus. The Company will operate under the exclusive worldwide license of Intracell Vaccines Limited in the development and distribution of the vaccines. The Company's headquarters is located in Ontario, Canada and the research facility is located in Birmingham, United Kingdom.
 Going Concern
 The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has experienced recurring losses since inception and has negative net working capital and cash flows from operations. For the years ended September 30, 1998, 1999 and the six months ended March 31, 2000, the Company experienced a net loss of $432,181, $191,519 and $270,712, respectively.
 The Company's ability to continue as a going concern is contingent upon its ability to secure additional financing, initiating sale of its product, and attaining profitable operations.
 Management is pursuing various sources of equity financing. Although the Company plans to pursue additional financing, there can be no assurance that the Company will be able to secure financing or obtain on terms beneficial to the Company.
 The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.
-6-                                                         HIV-
VAC, INC.
NOTES TO THE FINANCIAL                     STATEMENTS (CONTINUED)
 Property and Equipment: Property and equipment are stated at cost. Maintenance and repairs are expensed in the period incurred; major renewals and betterments are capitalized. When items of property are sold or retired, the related costs are removed from the accounts and any gain or loss is included in income. Depreciation is computed using straight-line method over the estimated useful lives of 5 years for office equipment and 7 years for office furniture and fixtures.
 Patent: Patent cost is recorded at the fair market value at the time of issue of the Company's stock to Intracell Vaccines Limited for exclusive rights to make, use, exercise, and vend all pharmaceutical forms and in all fields of application for the development of an HIV vaccine and/or derivative vaccine products. The patent is being amortized using the straight-line method over 17 years, starting April 1, 2000.
 Cash: For purposes of reporting cash, cash includes cash in bank.
 Fair Value of Financial Instruments: The carrying amounts reported in the balance sheets for cash and cash equivalents, accounts receivable, and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amounts reported for notes payable and long- term debt approximates fair value because, in general, the interest on the underlying instruments approximates market rates.
 Income Taxes: The Company accounts for income taxes under Financial Accounting Standards Board of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. No current or deferred income tax expense or benefit were recognized due to the Company not having any material operations for the years ended September 30, 1998, 1999 and the six months ended March 31, 2000.
                             -7-
                          HIV-VAC, INC.
                    NOTES TO THE FINANCIAL
                    STATEMENTS (CONTINUED)
 Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates of assets and liabilities and disclosure of contingent assets and liabilities at the date of the finical statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
 Net Loss Per Common Share: Net loss per share is calculated based on the weighted average number of shares outstanding during the years ended September 30, 1998, 1999 and the six months ended March 31, 2000.
 Unaudited Financial Statements: In the opinion of management, the unaudited financial information as of March 31, 2000 reflects all adjustments (consisting only of normal recurring adjustments) necessary to fairly present such information in accordance with generally accepted accounting principles. The results of operations for the six months ended March 31, 2000 are not necessarily indicative of the results to be expected for the entire year.
 Recent Accounting Announcemets: In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") "Accounting for the Costs of Computer Software /developed or Obtained for Internal Use" ("SOP 98-1"). SOP 98- 1 is effective for financial statements for years beginning after December 15, 1998. SOP 98- 1 provides guidance over accounting for computer software developed or obtained for internal use, including the requirement to capitalize and amortize specific costs. The adoption of this standard did not have a material effect on the Company's capitalization policy.
 In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivatives and Hedging Activities," which establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. The Company does not expect the adoption of this statement to have a significant impact on its results of operations, financial position or cash flows. SFAS No. 133 has been amended by "SFAS No. 137, which delayed the effective date to periods beginning after June 15, 2000. The Company, to date, has not engaged in derivative and hedging activities.
                                8

                          HIV-VAC, INC.

                     NOTES TO THE FINANCIAL
                     STATEMENTS (CONTINUED).
 NOTE 2 - NET LOSS PER COMMON SHARE.
 The following table sets forth the computation of loss per share:



                                   September  September  March 31,
                                    30, 1998   30, 1999       2000

                                                         (Unaudite
                                                                d)

 Numerator:

  Numerator for loss per share    ($432,181) ($191,519)  ($270,712
 - net loss                                                      )

 Denominator:

  Denominator of loss per          5,373,099 24,293,781  35,066,11
 share -                                                         0

  Weighted average shares

 Loss per Share                      ($0.08)    ($0.01)    ($0.01)


 NOTE 3 - PROPERTY AND EQUIPMENT, NET

 Property and equipment consists of the following:



                                                  March 31,
                                                 2000

                                                  (Unaudited)

      Office Equipment and Furniture             $ 29,585

      Less accumulated depreciation               ( 1,316)

      Net                                        $ 28,269


 NOTE 4 - SUBSCRIPTION RECEIVABLE
 In consideration of the issuance of the 9,241,600 Common Stock of HIV-VAC, Inc., the Company received a promissory note in the amount of $140,000, which became due and payable by October 15, 1999.
 NOTE 5 - STOCKHOLDERS' EQUITY

 Common and preferred stocks were issued in the years ended September 30, 1998 and 1999 and the six months ended March 31, 2000 as follows: a) Sale of common stock - In April 1998, 5,080,000 Common Stock were issued in connection with the merger with Nouveau Corporation. The shares were issued for cash of $508. b) During the year ended September 30, 1998, stockholders contributed $342,108 in additional paid in capital.

9
                           HIV-VAC, INC.
                     NOTES TO THE FINANCIAL
                     STATEMENTS (CONTINUED)
c) On February 23, 1999, the Company declared a 1:50 reverse split of Personna shares, effective March 8, 1999. This reduced the Common Shares outstanding from 8,975,126 shares to 179,672 shares. On March 12, 1999, the Company returned the assets and liabilities of Personna to its original owner and voided the 5,080,000 shares of Personna. This resulted in a reduction of Common Stock to 78,000 shares at 0.005 par value which was reduced by Board of Directors approval to $0.001 par value. d) On March 15, 1999, the Company issued 5,750,000 Common Stock at $0.001 par value and 10,000 Preferred Stock at $0.01 par value for the consideration of $100 to Intracell Vaccines Limited and the exclusive right to the worldwide license for the development and distribution of a HIV vaccine to combat aids. Each preferred stock has 3,000 votes per common share at any meeting of the stockholders where votes are submitted. As part of the agreement with Intracell, an anti- dilution clause was included which restricts the subscription of HIV- VAC's stock until $5 million in capital was issued to third parties. This clause was included to maintain a Common Stock equity position of sixty percent. e) On March 15, 1999, the Company issued 20,000,000 Common Stock at $0.001 par value for a total offering of $100,000 under the Securities Act of 1993, as Amended Under Regulation D, Rule 504.
f) On March 15, 1999, the Company issued 9,241,600 Common Stock at $0.001 par value under the Securities Act of 1993, as Amended Under Regulation D, Rule 504 for s total offering of $140,000. g) On November 12, 1999, 40,000 shares were issued for cash of $5,041. h) On March 8, 2000, the Company issued 100,000 shares of its Common Stock at $0.001 par value to the stockholders of LifePlan.
                               10
                             HIV-VAC, INC.
                      NOTES TO THE FINANCIAL
                       STATEMENTS (CONTINUED)
 Note 6 - MERGER WITH  LIFEPLAN
 On March 8, 2000, the Company merged with SCIENTIFICLIFEPLAN, hereafter referred to as "LIFEPLAN," for $50,000. All of the outstanding shares of common stock of LIFEPLAN were exchanged for 100,000 shares of common stock of HIV-VAC, Inc. HIV-VAC, Inc. was the successor corporation.
 At the time of the merger, LIFEPLAN had no significant assets and liabilities.
 Note 7 - LEASE
 The Company entered into a lease agreement for office facility on May 1, 1998 expiring on April 30, 2001. Rent expense for the years ended September 30, 1998, 1999 and the six months ended March 31, 2000 were $12,565, $30,657 and $15,681, respectively.
 Note 8 - INCOME TAXES
 The reasons for the differences between income taxes at the statutory income tax rates and the provision (benefit for income taxes are summarized as follows:



                                  September   September      March
                                   30, 1998    30, 1999   31, 2000

                                                         (Unaudite
                                                                d)

 Income tax benefits at          ($172,000)   ($69,000)  ($108,000
 statutory rate                                                  )

 Change in valuation allowance
 related

  deferred tax benefit             $172,000      69,000    108,000
 carryforwards

 Income tax benefit                       -           -          -


 Due to net operating losses and the uncertainty of realization, no tax benefit has been recognized for operating losses. At March 31, 2000, net operating losses of approximately $445,000 are available for carryforward against future years' taxable income and expire through the year 2014. The Company's ability to utilize its net operating loss carryforwards is uncertain and thus a valuation reserve has been provided against the Company's net deferred tax assets.
 Note 9 - STOCK OPTION  AGREEMENT
 On March 12, 1999, the Company entered into a stock option agreement in which the Company granted the option to stockholders to purchase 30,000,000 shares under three exercise events. The Company authorized the exercise of
                             11
                            HIV-VAC, INC.
                       NOTES TO THE FINANCIAL
                       STATEMENTS (CONTINUED)
 the options should human trials of an HIV vaccine begin, should the Company commence United States Government Food and Drug Administration ("FDA") Phase 11 trials of its HIV vaccine and, finally, the Company obtains FDA approval of its HIV Vaccine. The options may be purchased at par value as of March 12, 1999, which was $0.001 per share. The options may be exercised at any time prior to their expiration on April 1, 2004.
 Note 10 - ROYALTY  PAYMENTS
 As part of the March 15, 1999 issue of 5,750,000 shares to Intracell Vaccines Limited, the Company agreed to make advance minimum royalty payments of fifty pounds sterling to the University of Birmingham Research and Development Limited starting on January 1, 2002.
 Note 11 - RELATED PARTY  TRANSACTIONS
 The Company paid consulting fees to certain controlling stockholders commencing April 1999. Approximately $134,000 and $140,000 was paid for the year ended September 30, 1999 and the six months ended March 31, 2000, respectively.
 Note 12 - NOTES PAYABLE
 At September 30, 1999 and March 31, 2000, the Company had unsecured notes (effective interest rate of 8.0%), payable to Trinity Funding, for $15,000 and $140,000, respectively. The funding from these notes were used for working capital.

 Note 13 - FAIR VALUE OF  FINANCIAL INSTRUMENTS
  The estimated fair value of the Company's financial instruments as of September 30, 1998 and 1999, are as follows:

                               12

                          HIV-VAC, INC.

                     NOTES TO THE FINANCIAL
                     STATEMENTS (CONTINUED)



                              Carryi      Fair                Fair
                                  ng     Value  Carrying     Value
                              Amount              Amount

 Assets:

  Cash                        $23,83   $23,830   $10,898   $10,898
                                   0

 Liabilities:

  Notes payable                    -         -    15,000    15,000

  Accrued liabilities          6,870     6,870   150,416   150,416


                               13

ITEM 8. CHANGE IN FISCAL YEAR

 Not applicable.

 EXHIBITS

 1.1* Agreement and Plan of Merger between HIV- VAC, Inc. and
LIFEPLAN.

 1.2* Certificate of Merger between HIV-VAC, Inc. and LIFEPLAN.

 1.3* Unanimous consent of Stockholders ______

 * The above are hereby incorporated by reference in the original
Form 8-K filed on March 8, 2000.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned hereunto duly authorized.
                          HIV-VAC, INC.



                          By /s/ Kevin W. Murray
                             Kevin W. Murray, Vice-President


                          Date: June 14, 2000